EXHIBIT 10.2



                                       TO



                               NeoRx Corporation's



                               Report on Form 8-K



                                      Dated



                                October 7, 1997













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                       PREFERRED STOCK PURCHASE AGREEMENT


         This PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of August 8, 1997, is entered into by and between NEORX CORPORATION, a Washington corporation (the "Company"), and JOHNSON & JOHNSON DEVELOPMENT CORPORATION, a New Jersey corporation (the "Investor").

                                     RECITAL

         The Investor desires to purchase from the Company, and the Company desires to sell to the Investor, shares of the Company's Series 4 Convertible Preferred Stock, $.02 par value (the "Preferred Stock"), upon the terms and conditions set forth herein and in connection with the execution of a separate License and Development Agreement between Janssen Pharmaceutica N.V. ("Janssen") and the Company, dated as of even date herewith (the "License Agreement").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1.       Purchase and Sale

         Upon the terms and subject to the conditions of this Agreement, the Investor hereby agrees to purchase from the Company for the aggregate purchase price of Five Million U.S. Dollars (US $5,000,000) (the "Purchase Price"), and the Company hereby agrees to issue, sell and deliver to the Investor in exchange for the Purchase Price, one thousand (1,000) shares of Preferred Stock (the "Shares"), which amount has been determined by dividing (a) the Purchase Price by (b) $5,000 per share.

         The Investor shall pay the Purchase Price to the Company by bank wire transfer to the account designated by the Company, such payment to be received by the date of this Agreement. On the date of this Agreement after receipt of the Purchase Price, the Company shall (a) deliver to the Investor, or instruct its transfer agent to deliver to the Investor, a certificate, registered in the Investor's name, representing the Shares, and (b) cause its outside counsel to deliver an opinion to the Investor, dated as of the date of this Agreement, substantially to the effect of Exhibit A hereto.

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2.       Representations and Warranties of the Investor Regarding the Shares

         The Investor hereby represents and warrants to the Company as of the date of this Agreement as follows:

         2.1      High Degree of Risk

         There can be no assurance that the Company will be able to obtain its projected goals, and the Company will need significant additional capital to be successful, which capital may not be readily available when and as needed.

         2.2      Professional Advice

         The Investor has obtained, to the extent it deems necessary, its own professional advice with respect to the risks inherent in the investment in the Shares, the condition of the Company and the suitability of the investment in the Shares in light of the Investor's financial condition and investment needs.

         2.3      Sophistication

         The Investor, either alone or with the assistance of its professional advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Shares.

         2.4      Suitability

         The Investor has adequate net worth and means for providing for its current financial needs and contingencies and has no need for liquidity of investment with respect to the Shares. The Investor's overall commitment to investments that are illiquid or not readily marketable is not disproportionate to its net worth, and investment in the Shares will not cause such overall commitment to become excessive.

         2.5      Access to Information

         The Investor has been given access to all information requested by it regarding the Company, including, in particular, the current financial condition of the Company and the risks associated therewith, and has utilized such access to its satisfaction for the purpose of obtaining information about the Company and the Investor has either attended or been given a reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the


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terms and  conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided about the Company.

         2.6      Purchase Entirely for Own Account

         The Shares will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof. The Investor has no present intention of selling, granting any participation in or otherwise distributing the same in a manner contrary to the Securities Act of 1933, as amended (the "Act"), or any applicable state or foreign securities or Blue Sky laws, and has no agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares.

         2.7      Due Diligence

         The Investor has been solely responsible for its own due diligence investigation of the Company and the Company's business, and its own analysis of the merits and risks of the investment made pursuant to this Agreement, and is not relying on anyone else's analysis or investigation of the Company, its business or the merits and risks of the Shares other than professionals employed specifically by the Investor to assist the Investor. In taking any action or performing any role relative to the arranging of the investment being made pursuant to this Agreement, the Investor has acted solely in its own interest and not in the interest of any other person, and no other person has acted as an agent or fiduciary for the Investor.

         2.8      Restricted Securities

         The Investor realizes that the sale of the Shares hereunder has not been registered under the Act, that the Shares are characterized under the Act as "restricted securities," and, therefore, that the Shares cannot be sold or transferred unless they are subsequently registered under the Act or unless an exemption from such registration is available. The Investor's financial condition is such that it is not likely to need to dispose of any of the Shares in the foreseeable future. In this connection, the Investor represents that it is familiar with Rule 144 of the Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the Act.



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         2.9      Exemption Reliance

         The Investor has been advised that the Shares are not being registered under the Act or the applicable state securities laws, but are being offered and sold pursuant to exemptions from such laws, and that the Company's reliance upon such exemptions is predicated in part on the Investor's representations contained herein. The Investor represents that it has not been organized for the specific purpose of investing in the Shares.

         2.10     Further Limitations on Disposition

(a)Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares, the shares of the Company's common stock that would be issuable to the Investor upon conversion of the Shares (the "Conversion Shares" and, together with the Shares, the "Securities"), unless and until

                   (i) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) (A) if there is no registration statement under the Act covering the proposed disposition, the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition at least 30 days prior to said disposition and (B) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel (which opinion may be delivered by the Investor's in-house counsel), reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Act; or

                  (iii) the Company shall have been satisfied that such proposed disposition complies in all respects with SEC Rule 144 or any successor rule providing a safe harbor for such disposition without registration.

         (b) In addition to the foregoing  provisions of subsection  (a) of this
Section 2.10, if there is then in effect a registration statement under the Act covering a proposed disposition of any or all of the Securities by the Investor, then in order to preserve an orderly market for the Company's common stock, (A) at least five business days prior to any such proposed disposition, the Investor shall provide to the Company notice of such disposition; (B) the Investor shall provide the Company or its agent an opportunity to arrange the sale to one or


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more parties of the Securities  proposed to be transferred  and shall  cooperate fully with the Company or such agent in such process (including discussions of the terms of such sale with no more than two brokers designated by the Company and to sell such Securities to one or both of such brokers if an agreement is reached); and (C) if, after three business days from the date the notice referred to in this subsection is received by the Company, an agreement regarding such a sale has not been reached, the Investor may dispose of such Securities in any manner it so chooses so long as such disposition is not in violation of this Agreement.

         (c) Notwithstanding the provisions of this Section 2.10, no registration statement or opinion of counsel shall be necessary for a transfer by the Investor to any wholly owned subsidiary of the Investor or of Johnson & Johnson which is an accredited investor, if the transferee agrees in writing to be subject to the terms hereof, to the same extent as if such transferee were the Investor hereunder. Whenever the restrictions imposed by this Section 2.10 shall terminate as herein provided, the holder of the securities as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, one or more new certificates not bearing restrictive legends and not containing any reference to the restrictions imposed by this Agreement.

         2.11     Domicile; Principal Place of Business

         The Investor represents that it is domiciled in, and has its principal place of business in, the jurisdiction set forth in the first paragraph of this Agreement.

         2.12     Legends

         It is understood that the certificate evidencing the Shares will bear a legend as follows:

                  "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "Act"), or the securities laws of any state of the United States of America, and no interest in such securities may be sold, offered, pledged or hypothicated in the United States of America, its territories or possessions, or to a citizen, national, resident or entity organized or chartered under the laws of the United States of America, its territories or possessions, unless (i) there is an effective registration statement under the Act and applicable state securities laws, (ii) this corporation receives an opinion of legal counsel for the holders of these


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                  securities  satisfactory to this corporation stating that such transaction is exempt from registration under the Act and applicable state securities laws, or (iii) this corporation otherwise satisfies itself that such transaction is exempt from registration."

         2.13     Acknowledgment

         The Investor, by executing below, acknowledges that it understands that the Company is relying upon the accuracy and completeness of its representations and warranties set forth in this Section 2 in deciding whether to sell the Shares to the Investor and in complying with the Company's obligations under applicable securities laws.

3.       Further Representations and Warranties of the Investor

         The Investor hereby represents and warrants to the Company as of the date of this Agreement as follows:

         3.1      Organization and Existence

         The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power and authority to enter into and perform this Agreement.

         3.2      Authorization

         The execution, delivery and performance by the Investor of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of the Investor and have been duly authorized by all necessary corporate action on the part of the Investor. This Agreement has been duly and validly executed and delivered by the Investor and constitutes a legal, valid and binding agreement of the Investor, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

         3.3      Governmental Authorization

         No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement or the purchase of the Shares.


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         3.4      Noncontravention

         The execution, delivery and performance by the Investor of this Agreement do not and will not, with or without the passage of time or the giving of notice or both, (a) contravene or conflict with the articles of incorporation or bylaws of the Investor; (b) assuming compliance with the matters referred to in Section 3.3 hereof, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Investor; (c) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Investor under any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Investor is a party or by which it or any of its properties or assets is bound or affected.

         3.5      Finders' Fees

         There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of the Investor and who might be entitled to any fee or commission from the Investor in connection with the transactions contemplated by this Agreement.

         3.6      Financing

         The Investor has sufficient funds available to purchase the Shares.

4.       Representations and Warranties of the Company

         The Company hereby represents and warrants to the Investor as of the date of this Agreement as follows:

         4.1      Corporate Organization

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington and is qualified to do business as a foreign corporation in each jurisdiction where the failure to so qualify would have a Material Adverse Effect (as defined hereinafter). The Company has all requisite power and authority to enter into and perform this Agreement and to own its properties and to carry on its business as now being conducted.

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         4.2      Corporate Authorization

         The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

         4.3      Governmental Authorization

         No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required for or in connection with the valid execution and delivery of this Agreement, or the valid and lawful authorization, issuance, offer, sale and delivery of the Securities, or the consummation of the transactions contemplated hereunder, except for the qualification or registration (or taking such action as may be necessary to secure an exemption from qualification or registration, if available) of the offer and sale of the Securities under all applicable state securities laws.

         4.4      Noncontravention

         The execution, delivery and performance by the Company of this Agreement do not and will not, with or without the passage of time or the giving of notice or both, (a) contravene or conflict with the articles of incorporation, as amended, or bylaws of the Company; (b) assuming compliance with the matters referred to in Section 4.3 hereof, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company; (c) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its properties or assets is bound or affected. The business of the Company is not being conducted, and shall not be conducted through the date upon which all the Shares have been converted into shares of the Company's common stock, in violation of any law, ordinance or regulation of any governmental entity, except for possible


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violations  which either  singularly  or in the aggregate do not have a Material
Adverse Effect.

         4.5      Authorization and Validity of the Shares

         The Shares have been duly authorized and, when issued and delivered to and paid for by the Investor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and such shares are free of preemptive or similar rights. All outstanding securities of the Company were issued in compliance with applicable federal and state securities laws. Upon consummation of the transactions contemplated hereby, good and valid title to the Shares will pass to the Investor, free and clear of any encumbrances, liens, claims, charges or assessments of any nature whatsoever. Upon their issuance in accordance with the Company's Articles of Incorporation, as amended, good and valid title to the Conversion Shares will pass to the Investor, free and clear of any encumbrances, liens, claims, charges or assessments of any nature whatsoever. The Preferred Stock shall have the rights, privileges, and preferences as set forth in the Amendment to the Company's Articles of Incorporation (the "Amendment") in the form attached to this Agreement as Exhibit B.

         4.6      Capitalization

         As of the date hereof, the authorized capital stock of the Company consists of (i) 60,000,000 shares of Common Stock of which 17,293,519 shares are outstanding, and (ii) 3,000,000 shares of Preferred Stock, of which 600,000 shares have been designated Series A Junior Participating Preferred Stock, of which none are outstanding; 1,120,000 shares have been designated as $2.4375 Convertible Exchangeable Preferred Stock, Series 1, of which 208,240 are outstanding; 50,000 shares have been designated as Series 2 Convertible Preferred Stock, of which 5,167 are outstanding; and 120,000 shares have been designated as Series 3 Convertible Preferred Stock, of which 118,780 are outstanding. All such outstanding shares have been validly issued and are fully paid and nonassessable. The Company has reserved 1,000 shares of Preferred Stock for issuance hereunder. The Company has, and at all times shall have, authorized and reserved for issuance a sufficient number of shares of the Company's common stock as necessary to provide for the conversion of the Shares and the Dividend Shares. The Conversion Shares will, upon issuance in accordance with the terms of the Company's Articles of Incorporation, as amended, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and the certificates representing the same will be duly and validly authorized, executed and delivered by the Company.

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         4.7      Nasdaq National Market; Listing

         The Company's common stock is quoted on the Nasdaq National Market and the Company is in compliance with the applicable provisions of Schedule D to the By-laws of the National Association of Securities Dealers, Inc.

         4.8      Finders' Fees

         There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of the Company and who might be entitled to any fee or commission from the Company in connection with the transactions contemplated by this Agreement.

         4.9      Financial Statements

         Each of the audited consolidated balance sheets and statements of operations and cash flow for the Company contained in the Public Reports (as defined below) (collectively, the "Financial Statements") are in accordance with the books and records of the Company, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present, in all material respects, the financial position, results of operations and cash flows of the Company as of each such date and for each of the periods covered thereby, except that such summary statements are subject to normal year-end adjustments.

         4.10     Absence of Undisclosed Liabilities

         Except as and to the extent reflected or stated in the Financial Statements, the Company has no debts, liabilities or obligations of any nature, whether accrued, absolute, assigned or otherwise, whether due or to become due, other than incurred in the ordinary course of business.

         4.11     Absence of Certain Developments

         Since June 30, 1997, except as disclosed in the Financial Statements and except for continuing operating losses, there has been no (i) change which may result in a material adverse effect on the condition, financial or otherwise, of the Company or its assets, liabilities, properties, business, operations, condition or prospects generally (a "Material Adverse Effect"), (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company except dividends set aside or paid by the Company with respect to Convertible Exchangeable Preferred Stock, Series 1, Series 2 Convertible Preferred Stock or Series 3 Convertible Preferred Stock, or (iii) loss, destruction or damage to any property of the Company, whether or not insured, which has or may have a Material Adverse Effect.

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


         4.12     Litigation

         Except as disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, there is no claim, arbitration, action, suit, proceeding or investigation pending, or to the best knowledge of the Company, threatened against the Company, which questions the validity of this Agreement or any other agreement entered into by the Company in connection with this Agreement or the right of the Company to enter into any such agreements or to consummate the transactions contemplated hereby or thereby, or which might result, in a Material Adverse Effect, or any change in the current equity ownership of the Company. The Company is not a party to, or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality which would have a Material Adverse Effect.

         4.13     Insurance

         The Company maintains in full force such types and amounts of insurance issued by issuers of recognized responsibility insuring the Company, with respect to its liability, workers' compensation, business and properties, in such amounts and against such losses and risks as are customary in the case of corporations engaged in businesses and having circumstances similar to that of the Company.

         4.14     Environmental and Safety Laws

         To the best of its knowledge, the Company is in compliance with every applicable statute, law or regulation relating to the environment or occupational health and safety, except where the failure to so comply would not individually or in the aggregate have a Material Adverse Effect, and, to the best of the Company's knowledge, no material expenditures are required in order to comply with any such existing statute, law or regulation.

         4.15  Securities Laws

         Assuming that the Investor's representations and warranties contained in Section 2 of this Agreement are and continue to be true and correct, the offer, issuance and sale to the Investor of the Shares and the Conversion Shares are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.


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5.       Public Reports

         The Company has provided to the Investor true and complete copies of all reports, schedules, forms, statements and other documents (the "Public Reports") filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1993. The Public Reports include all the reports the Company has been required to file under the Exchange Act since that date. As of their respective dates, (i) the Public Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) none of the Public Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

6.       [Intentionally deleted.]

7.       Registration Rights

         7.1      Certain Definitions

         As used in this Section 7, the following terms shall have the following respective meanings:

         (a) "Form S-3" shall mean Form S-3 issued by the SEC or any sub-stantially similar form then in effect.

         (b)      "Holder" shall mean the Investor.

         (c) "Milestone Date" shall mean the date upon which Janssen shall have made payment to the Company of the amount specified in Section 4.2(b) of the License Agreement.

         (d) "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act (the "Registration Statement") and pursuant to Rule 415 under the Act or any successor rule providing for offering securities on a continual basis, and the declaration or ordering of the effectiveness of such Registration Statement.

         (e)      "Registrable Securities" shall mean the Conversion Shares.


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


         (f) "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 7, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

         (g) "Restriction Termination Date" shall mean, with respect to any Registrable Securities, the earliest of (i) the date that such Registrable Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such Registrable Securities or transferred in compliance with SEC Rule 144, (ii) the date that an opinion of counsel to the Company which counsel shall be reasonably acceptable to the Holder containing reasonable assumptions shall have been rendered and, based upon such opinion, the legend referred to in Section 2.12 hereof shall have been removed, and (iii) the second anniversary of the date of this Agreement.

         (h) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement and all fees and disbursements of counsel for the Holder.

         7.2      Request for Registration

         (a) Upon the terms and subject to the conditions of this Section 7, at any time within the period commencing on the earlier of (i) the Milestone Date and (ii) 12 months from the date of this Agreement and ending on the Restriction Termination Date, the Holder may, from time to time during such registration period, request the Company in writing to effect a Registration on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for an offering of Registrable Securities. The Company will promptly give notice of the proposed Registration to the Holder and, as soon as practicable after receipt of such notice, the Company shall proceed to file a Registration Statement covering all of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution which the Holder requests to be registered within 15 days after mailing of notice by the Company. The Company shall exercise its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible after such filing and in any event within 90 days of the date of filing such
Registration Statement, although the Company cannot assure that such Registration Statement will in fact be declared effective by the SEC within such 90 day period. The Registration Statement (and each amendment or supplement thereto) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company hereby agrees to file in a timely manner all reports required under the Exchange Act during the registration period. The Company shall be obligated to effect only one Registration pursuant to this Agreement.

         (b)      Notwithstanding the foregoing,

                  (i) the Company shall not be obligated to effect a Registration pursuant to this Section 7.2 during the period starting with the date 30 days prior to the Company's good faith estimated date of filing of, and ending on the earlier of (A) the date which is 90 days after the effective date of, and (B) the date which is 150 days after the filing of, a Registration Statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company diligently pursues such Registration; and

                  (ii) the Company shall not be obligated to register any Registrable Securities, if, in the reasonable opinion of its counsel, all Registrable Securities may be sold in the open market within a 90-day period under SEC Rule 144 without registration under the Act.

         7.3      Blue Sky

         In the event of any Registration pursuant to this Section 7, the Company will exercise its best efforts to Register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the distribution of such securities; provided, however, that the Company shall not be required (a) if the Company is listed on the Nasdaq
National Market, to register or qualify in any states or jurisdictions, except New York, that do not have a Nasdaq National Market securities exemption from registration and qualification, and (b) to qualify to do business, to file a general consent to service of process or to subject itself to taxation in any state or jurisdiction in which it is not now qualified. The Company will furnish to the Holder written advice of its counsel with respect to registration or exemption of such Registrable Securities in such jurisdictions.

         7.4      Expenses of Registration

         All Registration Expenses shall be borne by the Company and all Selling Expenses shall be borne by the Holder of the Registrable Securities.

         7.5      Registration Procedures

                  7.5.1    Advice by Company

         The Company will keep the Holder advised as to the initiation and completion of such Registration. The Company, if requested by the Holder, will furnish to the Holder, prior to filing with the SEC, a copy of the Registration Statement proposed to be so filed. The Company will (a) use all reasonable efforts to keep such Registration effective until (i) in the case of a Registration on Form S-3, the earlier of (A) the date on which the Holder has completed the distribution described in the Registration Statement, and (B) two years from the date of this Agreement, or (ii) in the case of a Registration on any form other than Form S-3, 120 days from the effective date of the Registration Statement and (b) furnish (i) promptly after the same is prepared and distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and each amendment and supplement thereto, and (ii) such number of prospectuses (including a preliminary prospectus, and all amendments and supplements thereto) and such other documents as the Holder from time to time may reasonably request.

                  7.5.2    Amendments

         The Company will promptly prepare and file with the SEC such amendments and prospectus supplements, including post-effective amendments, to the Registration Statement as may be necessary or appropriate, and use its best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the related prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the SEC; and notify the Holders of any securities included in such Registration Statement and the underwriter thereof, if any, promptly when a prospectus or any prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when the same has become effective, and make the same available to the Holder and any underwriter.

                  7.5.3    Other Agreements and Actions

         The  Company  will  enter  into  customary  agreements   (including  an
underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

                  7.5.4    Listing of Securities

         The Company will use all reasonable efforts to (i) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, or (ii) secure designation and quotation of all such Registrable Securities on the Nasdaq National Market System or, if despite the Company's best efforts to satisfy the preceding clause
(i) or (ii), the Company is unsuccessful is satisfying the preceding clause (i) or (ii), to secure listing on a national securities exchange or Nasdaq authorization and quotation for such securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Security Dealers, Inc. as such with respect to such Registrable Securities.

                  7.5.5        Piggyback Registration

         If the Company proposes to file a Registration Statement under the Act with respect to an underwritten offering of the Company's common stock at any time within the period commencing one year from the date of this Agreement and ending on the earlier of (a) the second anniversary of the date of this Agreement and (b) the date of a request pursuant to Section 7.2 hereof to effect a Registration (i) for the Company's own account (other than a Registration Statement on Form S-4 or Form S-8 (or any similar or substitute form that may be adopted by the SEC)) or (ii) for the account of any of its holders of common stock, then the Company shall give written notice of such proposed filing to the Holder as soon as practicable (but in no event less than 10 business days before the anticipated filing date), and such notice shall offer the Holder the opportunity to Register such number of shares of Registrable Securities as the Holder may request on the same terms and conditions as the Company's common stock. If the Company proposes to file a Registration Statement under the Act on Form S-4 to effect an offer to existing shareholders to exchange the Company's common stock not registered under the Act for common stock registered under the Act (other than pursuant to this Section 7), the Company shall offer the Holder the opportunity to exchange its Registrable Securities for common stock in such offer on the same terms and conditions as the Company's other shareholders. If the Holder exchanges Registrable Securities for the Company's common stock in such offer, such common stock shall not be deemed Registrable Securities. The Company shall not be required under this Section 7.5.5 to Register any of the Holder's securities in connection with an underwritten offering of the Company's securities unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the managing underwriters, interfere with the successful marketing of the offering by the Company. If the managing underwriters advise that the inclusion in such registration of all Registrable Securities and securities held by other holders ("Other Piggyback Securities") requested to be registered would interfere with the successful marketing of securities that the Company proposes to offer for its own account, then all securities for sale by the Company shall first be included and the number of Registrable Securities and Other Piggyback Securities to be registered shall be reduced pro rata among all holders thereof in proportion to the voting rights of all outstanding shares held by such holders.

         7.6      Information Furnished by the Holder

         It shall be a condition precedent to the Company's obligations under this Agreement that the Holder furnish to the Company in writing such information regarding the Holder and the distribution proposed by it as the Company may reasonably request.

         7.7      Indemnification

                  7.7.1    Company's Indemnification of the Holder

         The Company will indemnify and hold harmless the Holder, each person who controls the Holder (within the meaning of the Act) and each of their officers, directors and constituent partners, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, against all claims, losses, damages or liabilities (or actions with respect thereto) to the extent such claims, losses, damages, liabilities or actions arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse the Holder and each person who controls the Holder for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this
Section 7.7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by the Holder or controlling person for use in connection with the offering of securities of the Company. Notwithstanding the above, the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of the Holder if a copy of the final prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act and if the final prospectus corrected the untrue statement or omission or alleged untrue statement or omission.

                  7.7.2    Holder's Indemnification of Company

         The Holder will, if Registrable Securities held by the Holder are included in the securities as to which a Registration is being effected pursuant to this Agreement, indemnify and hold harmless the Company, each of its officers and directors and each person who controls the Company within the meaning of the Act against all claims, losses, damages and liabilities (or actions with respect thereto) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Holder will reimburse the Company and such directors, officers, partners, persons or control persons for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use in connection with the offering of Securities of the Company; provided, however, that the indemnity contained in this Section 7.7.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed).

                  7.7.3    Indemnification Procedure

         Promptly after receipt by an indemnified party under this Section 7.7 of notice of the commencement of any action, such indemnified party will, if a claim with respect thereto is to be made against an indemnifying party under this Section 7.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the party entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless the named parties to such action or proceedings include both the indemnifying party and the indemnified party and the indemnifying party or such indemnified party shall have been advised by counsel that there are one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, as the case may be, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for the indemnifying party and all indemnified parties, which counsel shall be designated in writing by the Holder). If the indemnifying party withholds consent to a settlement or proposed settlement by the indemnified party, it shall acknowledge to the indemnified party its indemnification obligations hereunder.

                  7.7.4    Contribution

         If the indemnification provided for in this Section 7.7 from an indemnifying party is unavailable to an indemnified party hereunder with respect to any claims, losses, damages, liabilities and actions referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and that party's relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

         7.8      Transfer of Rights

         The right to cause the Company to Register Registrable Securities granted by the Company to the Holder under this Section 7 may not be assigned to any other person except a permitted transferee described in Section 2.10(c) hereof.

         7.9      No-Action Letter or Opinion of Counsel in Lieu of Registration

         Notwithstanding anything else in this Agreement, if the Company shall have obtained from the SEC a "no-action" letter in which the SEC has indicated that it will take no action if, without Registration under the Act, the Holder disposes of Registrable Securities covered by any request for Registration made under this Section 7 in the specific manner in which the Holder proposes to dispose of the Registrable Securities included in such request (such as including, without limitation, inclusion of such Registrable Securities in an underwriting initiated by either the Company or the Holder), or if in the opinion of counsel for the Company concurred in by counsel for the Holder, which concurrence shall not be unreasonably withheld, no Registration under the Act is required in connection with such disposition, the Registrable Securities included in such request shall not be eligible for Registration under this Agreement; provided, however, that any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 7.9 does not apply.

8.       Miscellaneous

         8.1      Notices

         All  notices,   requests  and  other  communications  to  either  party
hereunder shall be in writing (including telex, telecopy or similar writing) and shall be given, if to the Company, to:

                           NeoRx Corporation
                           410 West Harrison Street
                           Seattle, Washington  98119-4007
                           Fax:  (206) 284-7112
                           Attn:  President

                  if to the Investor, to:

                           Johnson & Johnson Development Corporation
                           One Johnson & Johnson Plaza
                           New Brunswick, NJ 08933-7003
                           Fax:  (908) 247-5309
                           Attn:  President

                  with a copy to:

                           Office of General Counsel
                           Johnson & Johnson
                           One Johnson & Johnson Plaza
                           New Brunswick, NJ 08933
                           Fax:  (908) 524-2788

         8.2      Amendments; No Waivers

         (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Investor and the Company or, in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         8.3      Expenses

         All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, except as provided in
Section 7 hereof with respect to Registration Expenses.

         8.4      Successors and Assigns

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that, except as set forth in Section 2.10(c) hereof, neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

         8.5      Governing Law

         The Investor agrees that this Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Washington, and that the rights, powers and duties set forth herein shall be binding upon the Investor and its successors and permitted assigns, and shall inure to the benefit of its successors and permitted assigns.

         8.6      Counterparts; Effectiveness

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         8.7      Entire Agreement

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         8.8      Captions

         The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         8.9      Survival

         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         8.10     Lock-Up Agreement

         The Investor agrees that, if requested by the Company in conjunction with an underwritten public offering, the Investor will enter into a written agreement that it will not, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, make any short sale, pledge or grant any interest in, or otherwise dispose of, transfer or make a distribution of any shares of the Company's common stock for a period of 180 days after the date such public offering is declared effective by the SEC; provided that the Company may only "lock up" the Investor twice pursuant to this Section 8.10 so long as more than 364 days have elapsed between the first and second requests for "lock ups"; and, provided further, that all officers and directors of the Company and all other persons with registration rights enter into arrangements with the Company substantially similar to the provisions of this Section 8.10.



         8.11     Publicity

         Neither party shall originate any publicity, news release or other public announcement, written or oral, containing the name of the other party (or, in the case of any publicity, news release or other public announcement originated by the Company, any reference to Johnson & Johnson or any wholly owned subsidiary or affiliate thereof) relating to the performance under this Agreement or the existence of any arrangement between the Company and the
Investor, without the prior written consent of the other party (which consent shall be deemed to have been given if the party being requested to consent fails to respond within three (3) business days of receipt of a written request therefor), except where such publicity, news release or other public announcement is required by law; provided that in such event, the Investor shall be consulted by the Company in connection with any such publicity, news release or other public announcement prior to its release and shall be provided with a copy thereof.

         8.12     Further Assurances

         Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                               NEORX CORPORATION



                               /s/ Richard L. Anderson
                                   ------------------------
                               By     Richard L. Anderson
                               Its    Senior Vice President



                               JOHNSON & JOHNSON DEVELOPMENT CORPORATION

                               /s/ Ting Pau Oei
                                   -------------------------
                               By     Ting Pau Oei
                               Its    Vice President